UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 30, 2025

Aris Water Solutions, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40955	87-1022110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9651 Katy Freeway, Suite 400

Houston, Texas 77024

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:

(832) 304-7003

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock, $0.01 par value per share	ARIS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On July 30, 2025, Solaris Midstream DB-NM, LLC (“Solaris Midstream”), a wholly-owned subsidiary of Aris Water Solutions, Inc. (the “Company”), entered into Amendment No. 2 (the “Amendment”) to the Amended and Restated Water Gathering and Disposal Agreement, effective June 11, 2020, with COG Operating LLC (“COG Operating”), a wholly-owned subsidiary of ConocoPhillips, and the other parties thereto (the “Agreement”). The Amendment extended the primary term under the Agreement by seven years from May 31, 2033 to May 31, 2040. No other terms of the Agreement were amended.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.02.	Results of Operations and Financial Condition.

On July 30, 2025, the Company issued a press release announcing the Amendment and providing certain expected results for the second quarter of 2025, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 2.02, including Exhibit 99.1 to this Current Report on Form 8-K, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Amendment No. 2 to Amended and Restated Water Gathering and Disposal Agreement, effective as of July 29, 2025, by and among Solaris Midstream DB-NM, LLC, COG Operating LLC, COG Production LLC, Concho Oil & Gas LLC and COG Acreage LP.

99.1	Press Release of Aris Water Solutions, Inc., dated July 30, 2025.

104	Cover Page Interactive Data File (formatted in Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2025

ARIS WATER SOLUTIONS, INC.

By:	/s/ Robert W. Hunt Jr.
Name:	Robert W. Hunt Jr.
Title:	Chief Legal Officer and Corporate Secretary